Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill [Abstract]
Goodwill [Text Block]

12Goodwill

The changes in 2020 and 2021 were as follows:

Philips Group

Goodwill

in millions EUR

	2020	2021
Balance as of January 1:
Cost	10,182	9,094
Impairments	(1,528)	(1,080)
Book value	8,654	8,014
Changes in book value:
Acquisitions	189	2,095
Impairments	(144)	(15)
Divestments and transfers to assets classified as held for sale	(12)	(189)
Translation differences and other	(673)	732
Balance as of December 31:
Cost	9,094	11,793
Impairments	(1,080)	(1,156)
Book value	8,014	10,637

In 2021, goodwill increased by EUR 2,623 million, primarily as a result of goodwill recognized on new acquisitions of BioTelemetry (EUR 1,776 million) and Capsule Technologies of (EUR 325 million), and translation differences of EUR 732 million. This was partially offset by EUR 15 million of impairment losses primarily related to the PERS CGU and EUR 189 million divested in the period, mostly relating to the Domestic Appliances business. For details on the impact of new acquisitions and the divestment of the Domestic Appliances business, refer to Acquisitions and divestments.

In 2020, goodwill decreased by EUR 640 million, mainly due to translation differences which impacted goodwill denominated in USD and impairments totaling EUR 144 million related to Population Health Management (PHM). The decrease was partially offset by goodwill increases from the acquisition of Intact Vascular for an amount of EUR 155 million and other acquisitions as well as changes in the provisional opening balance sheet position for certain 2019 acquisitions (refer to Acquisitions and divestments).

Goodwill reallocations in 2021 and 2020

In 2021 there was a change to the CGU structure following an internal reorganization (effective Q1 2021). This resulted in a goodwill reallocation across certain CGUs, none of which had a significant impact on headroom or led to goodwill impairments. These reallocations were performed using a relative value approach.

In Q4 2020, the PHM CGU was split, resulting in a separate CGU for the Personal Emergency Response Services (PERS) and Senior Living business (previously named the Aging and Caregiving (ACG) business) in anticipation of its future divestment. The remaining PHM goodwill was allocated to the PERS CGU and remaining PHM CGU based on relative fair value. The goodwill allocated to the remaining PHM CGU was immaterial. An additional CGU change in 2020 resulted in a goodwill reallocation across certain CGUs, none of which had a significant impact on headroom or led to goodwill impairments.

In addition in 2021 and 2020, there were also certain CGU movements and/or combinations within businesses that did not result in a reallocation of goodwill, but resulted in changes to the business structure. This did not have a significant impact on headroom or lead to goodwill impairments.

Impairments

During 2021 a total impairment of EUR 15 million was recognized. The majority of this related to the PERS CGU which was classified as an asset held for sale as of Q4 2020. At June 30, 2021 the PERS CGU was divested. Prior to the divestment a goodwill impairment of EUR 13 million was recorded to reflect a decrease in the recoverable amount of the CGU, this reduced the goodwill balance of the CGU to zero. The fair value less cost of disposal methodology was used to estimate the recoverable amount for the PERS CGU, this was based on Level 3 inputs. Key assumptions and inputs used in the calculation included the signed purchase agreement for the PERS divestment. The impairment of EUR 13 million was recorded in the Connected Care segment and in Other business expenses in the Statement of Income. For further information refer to Acquisitions and divestments .

In the fourth quarter of 2020, the PHM CGU was split, resulting in a separate CGU for the PERS business in anticipation of its future divestment. The impairment test indicated that the pre-split PHM’s carrying balance of EUR 303 million exceeded the recoverable amount of EUR 195 million, resulting in a EUR 108 million goodwill impairment charge. After the PHM impairment, further described below, remaining goodwill in the amount of EUR 63 million was allocated to the PERS CGU and remaining PHM CGU based on their relative fair value. Upon reallocation, standalone impairment tests were completed for PERS and the remaining PHM business. This second impairment test indicated that the PERS carrying balance of EUR 186 million exceeded the recoverable amount of EUR 150 million resulting in a EUR 36 million impairment charge. In total, EUR 144 million of impairment charges were recorded within the Connected Care segment, in the line Other business expenses in the statement of income.

Goodwill impairment testing

For impairment testing, goodwill is allocated to cash generating units (typically one level below segment level, i.e. at the business level), which represent the lowest level at which the goodwill is monitored internally for management purposes.

Goodwill allocated to the cash generating units Ambulatory Monitoring & Diagnostics, Image-Guided Therapy and Sleep & Respiratory Care is considered to be significant in comparison to the total book value of goodwill for the Group at December 31, 2021. The amounts associated as of December 31, 2021 are presented in the following table:

Philips Group

Goodwill allocated to the cash-generating units

in millions of EUR

	2020	2021
Ambulatory Monitoring & Diagnostics1)		1,897
Hospital Patient Monitoring2)	1,246	1,663
Image-Guided Therapy	2,610	2,802
Sleep & Respiratory Care	1,915	2,031
Other (units carrying a non-significant goodwill balance)	2,244	2,245
Book value	8,014	10,637
1)Includes provisional goodwill related to the acquisition of BioTelemetry, see Acquisitions and divestments2)Previously named Monitoring & Analytics. Includes provisional goodwill related to the acquisition of Capsule Technologies, see Acquisitions and divestments

Unless otherwise noted, the basis of the recoverable amount used in the annual impairment tests for the units disclosed further in this note is the value in use. The fair value less cost to dispose methodology was used as a basis for the recoverable amount in the annual impairment test when greater than the value-in-use test. Refer to the ‘key assumptions- general’ section for further detail on the methodology.

Key assumptions - general

Key assumptions used in the value-in-use impairment tests for the units were sales growth rates, EBITA%*) and the rates used for discounting the projected cash flows. These cash flow projections were determined using Royal Philips managements’ internal forecasts that cover an initial forecast period from 2022 to 2024. Projections were extrapolated with stable or declining growth rates for an extrapolation period of 4 years (2025-2028), after which a terminal value was calculated per 2029. In the case of acquisitions made during 2021, the acquisition business case is used as management’s forecast for the initial forecast and extrapolation period. For the terminal value calculation, growth rates were capped at a historical long-term average growth rate. In the 2020 value-in-use tests the initial forecast period was 4 years and the extrapolation period 3 years, this reflected the internal forecasting process at that time.

The sales growth rates and EBITA*) used to estimate cash flows are based on past performance, external market growth assumptions and industry long-term growth averages. EBITA*) in all units mentioned in this note is expected to increase over the projection period as a result of volume growth and cost efficiencies.

In 2021 the impact of COVID-19 has gradually reduced, however there continues to be uncertainty and volatility related to the impact of the pandemic, including global supply chain challenges. Where relevant, and to the extent possible, the estimated impact of the COVID-19 pandemic, supply chain challenges and resulting uncertainties have been reflected in the forecasts used for the VIU calculations. As was the case in 2020, the company uses scenarios in the business forecasting process and the most reasonable and supportable assumptions which represent management’s best estimate are used as the basis for the value-in-use tests. These scenarios take into account the expected impact of COVID-19, amongst other factors. In 2020 the forecasted sales growth rates were impacted by the COVID-19 consequences and uncertainties. In general these uncertainties have reduced throughout 2021, meaning that the current year assumptions are impacted to a lesser extent.

The rates used for discounting the projected cash flows in goodwill impairment testing is based on a business weighted cost of capital (WACC), which in turn is based on business-specific inputs along with other inputs as mentioned below. The WACC is based on post-tax cost of equity and cost of debt, and is further calculated based on market data and inputs to accurately capture changes to the time value of money, such as the risk-free interest rate, the beta factor and country risk premium. In order to properly reflect the different risk-profiles of different businesses, a WACC is determined for each business. As such, the beta factor is determined based on a selection of peer companies, which can differ per business. Different businesses have different geographical footprints, resulting in business-specific inputs for variables like country risk.

Key assumptions and sensitivity analysis relating to cash-generating units to which a significant amount of goodwill is allocated

In 2021 cash flow projections of Ambulatory Monitoring & Diagnostics, Image-Guided Therapy and Sleep & Respiratory Care are based on the key assumptions included in the following table, which were used in the annual impairment test performed in the fourth quarter.

Philips Group

Key assumptions

2021

	compound sales growth rate1)
	initial forecast period	extrapolation period2)	used to calculate terminal value3)	pre-tax discount rates
Ambulatory Monitoring & Diagnostics	24.5%	11.9%	2.5%	7.3%
Hospital Patient Monitoring4)	5.4%	3.4%	2.5%	7.8%
Image-Guided Therapy	10.2%	5.4%	2.5%	8.9%
Sleep & Respiratory Care	9.2%	5.0%	2.5%	9.2%
1)Compound sales growth rate is the annualized steady nominal growth rate over the forecast period 2)Also referred to later in the text as compound long-term sales growth rate3)The historical long-term growth rate is only applied to the first year after the 4 year extrapolation period, after which no further growth is assumed for the terminal value calculation4)Previously named Monitoring & Analytics.

The assumptions used for the 2020 cash flow projections were as follows:

Philips Group

Key assumptions

2020

	compound sales growth rate1)
	initial forecast period	extrapolation period2)	used to calculate terminal value3)	pre-tax discount rates
Hospital Patient Monitoring4)	(0.3)%	3.3%	2.5%	9.4%
Image-Guided Therapy	8.6%	4.9%	2.5%	9.0%
Sleep & Respiratory Care	(1.2)%	4.4%	2.5%	9.7%
1)Compound sales growth rate is the annualized steady nominal growth rate over the forecast period 2)Also referred to later in the text as compound long-term sales growth rate3)The historical long-term growth rate is only applied to the first year after the 4 year extrapolation period, after which no further growth is assumed for the terminal value calculation4)Previously named Monitoring & Analytics.

Impairment tests are performed based on forward looking assumptions, using the most recent available information. By their nature, these assumptions involve risk and uncertainty because they relate to future events and circumstances and there are many factors that could cause actual results and developments to differ materially from the plans, goals and expectations set forth in these assumptions.

The results of the annual impairment tests of Sleep & Respiratory Care indicate that the value in use of the CGUs is sensitive to the assumptions set out above. This means that there is a higher risk that deviations in the mentioned key assumptions could cause the recoverable amount to fall below the level of its carrying value. This is due to the uncertainty associated with the initiated voluntary recall notification in the United States and field safety notice outside the United States for certain sleep and respiratory care products, and the associated legal matters. For further details refer to Provisions and Contingent assets and liabilities. Based on the annual impairment test of Sleep & Respiratory Care, it was noted that an increase of 200 basis points in the pre-tax discount rate, a 840 basis points decline in the compound long-term sales growth rate or a 29% decrease in terminal value would, individually, cause its recoverable amount to fall to the level of its carrying value.

The results of the annual impairment test of Ambulatory Monitoring & Diagnostics, Hospital Patient Monitoring and Image-Guided Therapy indicate that a reasonably possible change in key assumptions would not cause the value in use to fall to the level of the carrying value.

Additional information relating to cash-generating units to which a non-significant amount relative to the total goodwill is allocated

For the cash generating units to which a non-significant amount relative to the total goodwill is allocated, any reasonable change in assumptions would not cause the value in use to fall to the level of the carrying value.

*)Non-IFRS financial measure. For the definition and reconciliation of the most directly comparable IFRS measure, refer to Reconciliation of non-IFRS information.